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                      Davis New York Venture Fund, Inc.
                         Supplement dated May 8, 1997
                              to the Prospectus
             dated December 1, 1996, as revised February 19, 1997

     Subsection (vii)(6) on page 14 in the "Class A Shares" section of the Prospectus is revised to read as follows: "(6) Class A Shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts";"

     The second full paragraph on page 18 is revised to read as follows:
"Your shares may also be redeemed through participating brokers or dealers. The Distributor may repurchase shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Any broker or dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase".